UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2015

CESCA THERAPEUTICS INC.

(Formerly Known As ThermoGenesis Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road

Rancho Cordova, California 95742

(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K, filed with the SEC on September 1, 2015, on August 31, 2015, Cesca Therapeutics Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement with an institutional accredited investor (the “Investor”). Pursuant to the terms of the Purchase Agreement, the Company sold the Investor Senior Secured Convertible Debentures in principal amount of $15,000,000 (“Debentures”) and certain warrants to purchase shares of the Company’s common stock (the “Financing”).

On September 23, 2015, the Company and the Investor amended the Debenture to remove receiving shareholder approval of the Financing for purposes of meeting Nasdaq listing requirements as an event of default.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1                 Amendment to Senior Secured Convertible Debenture

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cesca Therapeutics Inc. a Delaware Corporation

Dated: September 29, 2015	/s/Michael Bruch
Michael Bruch Interim Chief Financial Officer

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